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                                                                   Exhibit 10.29











                  AGREEMENT WITH RESPECT TO DISPUTE RESOLUTION

























                                  DATED O, 2004
                      WITH EFFECT AS OF THE EFFECTIVE DATE

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                           AGREEMENT WITH RESPECT TO
                               DISPUTE RESOLUTION

THIS AGREEMENT (the "AGREEMENT") entered into in the City of Montreal, Province of Quebec, is dated December o, 2004, with effect as of the Effective Date.

BETWEEN: NOVELIS INC., a corporation incorporated under the Canada Business Corporations Act ("NOVELIS"),

AND: NOVELIS FOIL FRANCE, a company organized under the laws of France ("NOVELIS RUGLES"),

AND: NOVELIS PAE VOREPPE, a company organized under the laws of France ("NOVELIS PAE"),

AND: NOVELIS SPECIALITES FRANCE, ANNECY, a company organized under the laws of France ("NOVELIS SPECIALITES"),

AND: NOVELIS LUXEMBOURG SA, a company organized under the laws of Luxembourg ("NOVELIS LUXEMBOURG"),

AND: NOVELIS DO BRASIL LTDA., a Brazilian limited liability company incorporated under the laws of Brazil ("NOVELIS BRAZILIAN AFFILIATE"),

AND: ARCUSTARGET INC., a corporation incorporated under the Canada Business Corporations Act ("ARCUSTARGET"),

AND: ALCAN INC., a corporation organized under the Canada Business Corporations Act ("ALCAN"),

AND: ALCAN CORPORATION, a corporation incorporated under the Canada Business Corporations Act ("ALCAN CORPORATION"),

AND: ALCAN ALUMINUM CORPORATION, a corporation incorporated under the Canada Business Corporations Act ("AAC"),

AND: ALCAN INTERNATIONAL LIMITED, a corporation organized under the laws of Canada ("ALCANINT"),

AND: PECHINEY CENTRE DE RECHERCHES DE VOREPPE, a company organized under the laws of France ("ALCAN PECHINEY").


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RECITALS:

WHEREAS Alcan and Novelis have entered concurrently with this Agreement into a Separation Agreement (such agreement, as amended, restated or modified from time to time, the "SEPARATION AGREEMENT") pursuant to which Alcan and Novelis set out the terms and conditions relating to the separation of the Separated Businesses from the Remaining Alcan Businesses (each as defined in the Separation Agreement).

WHEREAS pursuant to the provisions of the Separation Agreement, Alcan and Novelis have each covenanted and agreed to execute and deliver or, as applicable, cause the appropriate members of their respective Groups (as defined below) to execute and deliver, on or prior to the Effective Date (as defined below), each of the Ancillary Agreements (as such term is defined in the Separation Agreement) including each of the agreements identified on EXHIBIT "A" attached to this Agreement.

WHEREAS the parties hereto wish to set out in this Agreement the procedures for the resolution of all disputes, controversies or claims between Novelis and any member of Alcan Group (as defined below) or between Alcan and any member of Novelis Group (as defined below), that may arise out of, or relate to, or arise under or in connection with any of the agreements identified on EXHIBIT "A" attached to this Agreement.

NOW THEREFORE, in consideration of the agreements, covenants and other provisions set forth in the Separation Agreement and in this Agreement, the Parties (as defined below) hereby agree as follows:

                                   ARTICLE I
                                 INTERPRETATION

1.01  DEFINITIONS

      In this Agreement the following terms and variations thereof have the meanings specified or referred to in this Section 1.01 and capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Separation Agreement;

      "AFFILIATE" of any Person means any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such first Person as of the date on which or at any time during the period for when such determination is being made. For purposes of this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "AGREEMENT" has the meaning set out at the beginning of this Agreement.

      "ALCAN" has the meaning set out at the beginning of this Agreement.


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      "ALCAN GROUP" means Alcan, Alcan Corporation, AAC, Alcanint and Alcan
      Pechiney.

      "APPLICABLE LAW" means any applicable law, statute, rule or regulation of any Governmental Authority or any outstanding order, judgment, injunction, ruling or decree by any Governmental Authority.

      "BUSINESS CONCERN" means any corporation, company, limited liability company, partnership, joint venture, trust, unincorporated association or any other form of association.

      "DISPUTE" has the meaning set forth in Section 2.01.

      "EFFECTIVE DATE" means the effective date of the Separation Agreement as defined therein.

      "GOVERNMENTAL AUTHORITY" means any court, arbitration panel, governmental or regulatory authority, agency, stock exchange, commission or body.

      "GROUP" means Alcan Group or Novelis Group, as the context requires.

      "NOVELIS" has the meaning set out at the beginning of this Agreement.

      "NOVELIS GROUP" means Novelis, Novelis Brazilian Affiliate, Novelis Rugles, Novelis PAE, Novelis Specialites, Novelis Luxembourg and Arcustarget.

      "PARTIES" means Novelis Inc., Novelis Do Brasil Ltda., Novelis Foil France, Novelis PAE Voreppe, Novelis Specialites France, Annecy, Novelis Luxembourg SA, Arcustarget Inc., Alcan Inc., Alcan Corporation, Alcan Aluminum Corporation, Alcan International Limited and Pechiney Centre de Recherches de Voreppe and "PARTY" means each one of them.

      "PERSON" means any individual, Business Concern or Governmental Authority.

      "SEPARATION AGREEMENT" has the meaning set out in the preamble to this Agreement.

                                   ARTICLE II
                               DISPUTE RESOLUTION

2.01  DISPUTE RESOLUTION

      The procedures for dispute resolution set forth in Article XII of the Separation Agreement (which is reproduced on EXHIBIT "B" attached to this Agreement) shall govern all disputes, controversies or claims (whether arising in contract, delict, tort or otherwise), whether between Novelis and any member of Alcan Group or between Alcan and any member of Novelis Group that may arise out of, or relate to, or arise under or in connection with any of the agreements identified on EXHIBIT "A" attached to this

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                                      -4-


      Agreement, or the transactions contemplated thereby (including all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the date hereof), or the commercial or economic relationship of the Parties relating thereto (a "DISPUTE").

      For the purposes of EXHIBIT "A" attached to this Agreement, each of Novelis Brazilian Affiliate, Novelis Rugles, Novelis PAE, Novelis Specialites, Novelis Luxembourg and Arcustarget shall be deemed to constitute a member of Novelis Group and each of Alcan Corporation, AAC, Alcanint and Alcan PechineY shall be deemed to constitute a member of Alcan Group.

2.02  APPOINTMENT OF AGENT

      (a) Each member of Novelis Group hereby appoints and designates Novelis as its irrevocable agent, nominee and appointee to institute and conduct any proceeding or process for the purposes of the resolution of any Dispute between itself and any member of Alcan Group, and for the purposes of resolving any such Dispute each member of Novelis Group hereby agrees to refrain from unilaterally instituting any such proceeding or process and to abide by any decision of Novelis in connection therewith. Each member of Novelis Group further confirms and accepts hereby the authority of Novelis, and agrees to be bound by Novelis's acts and decisions, in connection with any and all matters governed by the provisions of Section 2.01 hereof and of
            Article XII of the Separation Agreement reproduced on EXHIBIT "B" attached to this Agreement.

      (b) Each member of Alcan Group hereby appoints and designates Alcan as its irrevocable agent, nominee and appointee to institute and conduct any proceeding or process for the purposes of the resolution of any Dispute between itself and any member of Novelis Group, and for the purposes of resolving any such Dispute each member of Alcan Group hereby agrees to refrain from unilaterally instituting any such proceeding or process and to abide by any decision of Alcan in connection therewith. Each member of Alcan Group further confirms and accepts hereby the authority of Alcan, and agrees to be bound by Alcan's acts and decisions, in connection with any and all matters governed by the provisions of Section 2.01 hereof and of Article XII of the Separation Agreement reproduced on EXHIBIT "B" attached to this Agreement.

                                  ARTICLE III
                                     NOTICES

3.01  NOTICES

      All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered in person or successfully transmitted by facsimile, addressed as follows:


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                                      -5-


      IF TO ALCAN, TO:

      Alcan Inc.
      1188 Sherbrooke Street West
      Montreal, Quebec
      H3A 3G2
      Fax: 514-848-8115

      Attention: Chief Legal Officer

      IF TO NOVELIS, TO:

      Novelis Inc.
      Suite 3800
      Royal Bank Plaza, South Tower
      P.O. Box 84
      200 Bay Street
      Toronto, Ontario
      M5J 2Z4
      Fax: 416-216-3930

      Attention:  Chief Executive Officer

      Any Party may, by notice to the other Party as set forth herein, change the address or fax number to which such notices are to be given.

      Any communication given to Alcan in accordance with the foregoing provisions shall be deemed to be effective notice to any other member of Alcan Group and each of Alcan Corporation, AAC, Alcanint and Alcan Pechiney hereby appoints Alcan as its irrevocable agent, nominee and appointee for the purpose of receiving any communication or notice addressed to it. Novelis shall be entitled to and shall act on any communication given or agreement entered into by Alcan on Alcan's behalf or on behalf of any of Alcan Corporation, AAC, Alcanint and Alcan Pechiney.

      Any communication given to Novelis in accordance with the foregoing provisions shall be deemed to be effective notice to any other member of Novelis Group and each of Novelis Brazilian Affiliate, Novelis Rugles, Novelis PAE, Novelis Specialites, Novelis Luxembourg and Arcustarget hereby appoints Novelis as its irrevocable agent, nominee and appointee for the purpose of receiving any communication or notice addressed to it. Alcan shall be entitled to and shall act on any communication or agreement entered into by Novelis on Novelis's behalf or on behalf of any of Novelis Brazilian Affiliate, Novelis Rugles, Novelis PAE, Novelis Specialites, Novelis Luxembourg and Arcustarget.



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                                      -6-


                                   ARTICLE IV
                                  MISCELLANEOUS

4.01  CONSTRUCTION

      In this Agreement, unless a clear contrary intention appears:

      (a) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement;

      (b) reference to any agreement, document or instrument means such agreement, document or instrument as amended, modified, supplemented or restated, and in effect from time to time in accordance with the terms thereof subject to compliance with the requirements set forth herein;

      (c) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

      (d) "herein", "hereby", "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

      (e) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

      (f) headings are for convenience of reference only and shall not affect the construction or interpretation hereof; and

      (g) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

4.02   GOVERNING LAW

      This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein, irrespective of conflict of laws principles under Quebec law, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

4.03  ENTIRE AGREEMENT

      This Agreement and the specific agreements contemplated herein, contain the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter. No agreements or understandings exist between the Parties other than those set forth or referred to herein.


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                                      -7-


4.04  CONFLICTS

      In case of any conflict or inconsistency between this Agreement and the Separation Agreement, this Agreement shall prevail.

4.05  EXECUTION IN COUNTERPARTS

      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

4.06  WAIVERS

      No failure on the part of a Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by Applicable Law.

4.07  AMENDMENTS

      No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.

4.08  ASSIGNMENT

      This Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and assigns; provided, however, that no Party may assign its rights or obligations under this Agreement without the express prior written consent of the other Parties.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]



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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement with Respect to Dispute Resolution to be executed by their duly authorized representatives.


                                    NOVELIS INC.


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    By:   _______________________________
                                          Name:
                                          Title:



                                    NOVELIS DO BRASIL LTDA.


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    By:   _______________________________
                                          Name:
                                          Title:




                                    NOVELIS FOIL FRANCE


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    By:   _______________________________
                                          Name:
                                          Title:





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                                      -2-


                                    NOVELIS PAE VOREPPE


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    By:   _______________________________
                                          Name:
                                          Title:




                                      NOVELIS SPECIALITES FRANCE, ANNECY


                                      By:   _______________________________
                                            Name:
                                            Title:


                                      By:   _______________________________
                                            Name:
                                            Title:




                                       NOVELIS LUXEMBOURG SA


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       By:   _______________________________
                                             Name:
                                             Title:



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                                      -3-


                                       ARCUSTARGET INC.


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       ALCAN INC.


                                       By:   _______________________________
                                             Name:
                                             Title:

                                       By:   _______________________________
                                             Name:
                                             Title:


                                       ALCAN CORPORATION


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       ALCAN ALUMINUM CORPORATION


                                       By:   _______________________________
                                             Name:
                                             Title:


                                       By:   _______________________________
                                             Name:
                                             Title:



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                                      -4-


                                       ALCAN INTERNATIONAL LIMITED


                                       By:   _________________________________
                                             Name:
                                             Title:


                                       By:   _________________________________
                                             Name:
                                             Title:


                                       PECHINEY CENTRE DE RECHERCHES DE VOREPPE


                                       By:   _________________________________
                                             Name:
                                             Title:


                                       By:   _________________________________
                                             Name:
                                             Title: